UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2017

RICH CIGARS, INC.

(Exact name of Registrant as specified in its charter)

Florida	333-199452	46-3289369
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 North Rocky Point East, Suite 200, Tampa, FL 33607

(Address of Principal Executive Offices)

813-281-4652

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2016, pursuant to Florida Statute 607.1003, the Board of Directors and shareholders of Rich Cigars, Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation in order to authorize a class of preferred stock, including designating the rights and privileges of Series A of the preferred stock. The number of authorized shares of preferred stock is 11,000,000, $.001 par value per share, and the Series A shall consist of 1,000,000 out of the 11,000,000 preferred shares. The Record Holders of the Series A Preferred Shares shall have that number of votes (identical in every other respect to the voting rights of the holders of common stock entitled to vote at any Regular or Special Meeting of the Shareholders) equal to that number of common shares which is not less than 60% of the vote required to approve any action, which Florida law provides may or must be approved by vote or consent of the holders of the holders of common shares or the holders of other securities entitled to vote, if any. The effective date of the amendment to the Articles of Incorporation is April 20, 2017, and the amendment is attached hereto as Exhibit 3(i).1, and incorporated herein by reference. The Certificate of Designation of Series A Preferred Super Majority Voting Stock is also attached hereto as Exhibit 4.1, and incorporated herein by reference.

Authority. Pursuant to Florida Statute 607.1003 and the By-laws of the Company, the shareholders approved the amendment to the Articles of Incorporation authorizing preferred shares by written consent of the majority stockholders of the Company on April 12, 2017. The Board of Directors approved the amendment on April 12, 2017.

State Filing. On April 18, 2017, the Company filed an amendment to the Articles of Incorporation with the Florida Department of State with an effective date of April 20, 2017. The amendment, including the Certificate of Designation of Series A Preferred Super Majority Voting Stock, as filed, is attached hereto as Exhibit 3(i).1, and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Reginald Saunders as Chief Marketing Officer and Director

On April 14, 2017, Reginald Saunders resigned as Chief Marketing Officer and a Director of the Company.  Mr. Saunders' resignation was not the result of any disagreement with the policies, practices or procedures of the Company. The majority of Directors have voted to not fill the vacancy until further notice.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601of Regulation S-K.

Exhibit No.	Description
3(i).1	Amendment to Articles of Incorporation of Rich Cigars, Inc.
4.1	Certificate of Designation of Series A Preferred Super Majority Voting Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rich Cigars, Inc.

By:

/s/ Richard Davis

____________________________________

Richard Davis

Title: CEO

Date: April 18, 2017